Park Sterling Corporation
Investor Presentation

(NASDAQ: PSTB)

PARKSTERLING
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First Quarter 2017

Forward Looking Statements

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the credit quality of the loan portfolio or the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of an increasing rate environment, and other similar matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve or maintain adjusted operating expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the preceding uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Opportunity, Vision, Strategy, Differentiation

- High Growth Markets
- Exceptional Talent
- Broad Product Capabilities
- Strong Balance Sheet and Capital Position
- Strong Credit Quality

Vision

- Our commitment and value proposition is to be large enough to help customers achieve their financial aspirations and small enough to care that they do
- Our plan is to build a high performing, well respected regional community bank focused on serving attractive markets in the Carolinas and Virginia
- Our guiding principles are ***Soundness, Profitability, and Growth***

Strategy

- Focus on markets well known to management
- Diversify by geography and business mix
- Operate through local market management
- Drive organic growth through selective de novo entry into attractive markets, expanded product offerings and hiring initiatives
- Utilize M&A to build core deposits and operating scale

Distinguishing Strengths

- Located in some of the most attractive high growth markets in the Southeast
- Talented and experienced bankers that are well known in their markets
- Broad array of products and services that position us to fully meet the needs of our target customer segments and provide a diverse stream of revenues
- Strong balance sheet with ample capital and liquidity to grow our businesses
- High quality loan portfolio and strong credit culture

Corporate Vision and Strategy:

Building the Franchise

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2010 Pre-IPO	2011	2012	2013	2014	2015	2016
Assets: $0.5B	$1.1B	$2.0B	$2.0B	$2.4B	$2.5B	$3.3B
Offices: 3	22	44	44	53	49	55
Employees: 47	258	458	458	534	475	540
Years Old: 4	24	107	108	109	110	111
	Completed merger with Community Capital Corporation (Upstate SC)	Completed merger with Citizens South Banking Corporation (Charlotte MSA)		Completed merger with Provident Community Bancshares, Inc. (Charlotte MSA)		Completed merger with First Capital Bancorp, Inc. (Richmond MSA)
	Established *de novo* offices in Charleston, SC and Greenville, SC and Raleigh, NC			Established *de novo* office in Richmond, VA	Established second office in Richmond, VA	
	Recruited new Chief Credit Officer Recruited experienced bankers, product specialists and back office personnel	Recruited new Head of Retail Banking Recruited experienced bankers, product specialists and back office personnel	Recruited new Head of Internal Audit and Compliance Recruited experienced bankers and product specialists	Attracted new Heads of Wealth Management, Mortgage Banking and Operations and Technology		Recruited Charlotte Market President Recruited experienced bankers
	Introduced asset-based lending capability Gained retail banking, mortgage banking, wealth management and treasury services capabilities through merger	Enhanced retail banking and mortgage banking capabilities through merger	Introduced trust management capabilities Introduced new mobile banking platform and implemented second-phase (deposit capture) Introduced "Sterling at Work" retail bank account acquisition strategy	Introduced capital markets interest rate hedging capabilities Established specialized small business and business banking groups Introduced "Answers You Can Bank On℠" brand campaign	Introduced 360° By Park Sterling Bank (online personal finance aggregator) Introduced online personal deposit account opening Introduced capital markets foreign exchange capabilities Implemented "Navigator" a new online and mobile platform for commercial customers	

Distinctive Franchise with Attractive Footprint

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- Attractive franchise created since embarking on enhanced growth strategy following the bank's August 2010 public offering
  - Largest community banking market-share in the attractive Charlotte-Concord-Gastonia MSA
  - Strong and growing presence in the attractive Richmond MSA
  - Approximately 90% of deposits in markets with projected population growth above the national average
  - Additional origination capabilities in Greenville, Charleston, Raleigh and Wilmington


95
Richmond
VA
85
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
85
26
SC
Wilmington
Charleston
GA
95
PSTB Branch (55)

- Distinguishing strengths
  - Located in some of the most attractive high growth markets in the Southeast
  - Talented and experienced bankers that are well known in their markets
  - Broad array of products and services that position us to fully meet the needs of our target customer segments and provide a diverse stream of revenues
  - Strong balance sheet with sufficient capital and liquidity to grow our businesses
  - High quality loan portfolio and strong credit culture

Sources: SNL and company information.

High Growth Markets:

Uniquely Attractive Markets

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Charlotte, NC



- Largest Community Bank (by deposits) headquartered in Charlotte
- 19 branches/ 38% of deposits
- MSA population 2.49 million
- Projected 5-year growth 7.16%
- Nation's second largest banking center, sixth busiest airport and home to seven Fortune 500 companies

Greenville-Spartanburg, SC



- Regional headquarters
- 12 branches/ 13% of deposits
- Combined population 1.20 million
- Combined projected 5-year growth 4.96%
- Home to major operations for BMW, Michelin, GE, Fluor and Lockheed Martin

Richmond, VA



- Regional headquarters
- 10 branches/ 22% of deposits
- MSA population 1.29 million
- Projected 5-year growth 4.57%
- State capital, headquarters of Fifth Federal Reserve District, home to six Fortune 500 companies

Raleigh, NC



- Key origination market
- 1 branch
- MSA population 1.31 million
- Projected 5-year growth 8.20%
- State capital, diversified economic base with technology, healthcare, education and government

Charleston, SC



- Key origination market
- 1 branch
- MSA population 769,000
- Projected 5-year growth 8.66%
- Home to major operations for Boeing, diversified economic base with transportation, healthcare, tourism and government

Wilmington, NC



- Key origination market
- 1 branch
- MSA population 285,000
- Projected 5-year growth 7.06%
- Diversified economic base with transportation, agriculture, healthcare and tourism

Source: SNL Financial, Charlotte Chamber of Commerce, Greenville Chamber of Commerce, Richmond Chamber of Commerce and Company. $ in thousands. Deposit data as of June 30, 2016.

Market Demographics

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- Company has 90% of deposits based in higher growth markets*
- Presence in six of the top ten MSAs across the combined North Carolina, South Carolina and Virginia markets by population
  - Among those, six of the top seven are concentrated in those MSAs with the highest projected rate of population growth

Combined Company Demographic Profile

Higher Growth Markets	# Branches	Company Deposits ($000)	Percent of Franchise (%)	Population: 2017 (Actual)	Population: Projected Change 2017-2022 (%)	Household Income: Median 2017 ($)	Household Income: Projected Change 2017-2027 (%)
Charlotte, NC	19	947,387	38.2	2,485,529	7.16	57,513	9.08
Richmond, VA	10	542,049	21.9	1,285,883	4.57	63,921	5.89
Greenville, SC	9	217,874	8.8	891,702	6.10	47,232	5.70
Towns, Georgia	2	116,897	4.7	11,438	6.58	40,493	5.71
Spartanburg, SC	3	108,965	4.4	329,437	4.89	44,857	5.72
Columbia, SC	2	71,976	2.9	823,488	5.68	52,720	7.93
Wilmington, NC	1	69,455	2.8	284,733	7.06	52,355	9.14
Gilmer, Georgia	1	48,058	1.9	29,949	5.49	41,041	5.66
Union, Georgia	1	40,466	1.6	22,669	5.45	41,445	2.80
Fannin, Georgia	1	35,423	1.4	24,749	5.16	37,624	5.69
Raleigh, NC	1	13,554	0.5	1,305,052	8.20	66,597	5.79
Charleston, SC	1	12,559	0.5	768,937	8.66	57,186	7.93
Higher Growth Sub-total	**51**	**2,224,663**	**89.7**	**8,263,566**	**6.69**	**57,458**	**7.28**
Other Stable Markets							
Greenwood, SC	4	180,214	7.3	94,834	2.03	40,369	8.10
Newberry, SC	1	75,618	3.0	38,260	3.36	44,743	4.52
Other Stable Sub-total	**5**	**255,832**	**10.3**	**133,107**	**2.41**	**41,622**	**6.99**
Total PSTB	**56**	**2,480,495**	**100.0**	**8,396,673**	**6.62**	**57,207**	**7.28**
Aggregate: National				**325,139,271**	**3.77**	**57,462**	**7.27**

Source: SNL Financial. Deposit data as of June 30, 2016. ** Defined as markets with projected population growth above national average.*

Top 10 MSAs in NC-SC-VA

Metropolitan Statistical Area (MSA)	2017 Population	2017 - 2022 Projected Population Change
Washington, D.C.	6,203,724	5.50
Charlotte, NC	2,485,529	7.16
Virginia Beach, VA	1,743,468	3.46
Raleigh, NC	1,305,052	8.20
Richmond, VA	1,285,883	4.57
Greenville, SC	891,702	6.10
Columbia, SC	823,488	5.68
Charleston, SC	768,937	8.66
Greensboro, NC	760,830	4.38
Winston-Salem, NC	664,730	3.76

Exceptional Talent Driving Performance

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Matrix organization to drive performance through local market leadership and bankers to better understand and support customers, as well as central business unit leadership and product specialists to better develop products and deliver technical expertise

Commercial Experience

Over 90% of the bankers in our markets have formal top tier bank or regional bank credit and product training.

Charlotte Market- 9 commercial bankers (including Regional President)

- Average banking experience 23 years, with over 80% of that combined experience coming in-market.
- Most recent hires were three C&I bankers as well as three portfolio support positions.
- Two business bankers in market, both recruited from major regionals.

Richmond Market- 8 commercial bankers (including Regional President)

- Average banking experience is over 25 years, including one lender with over 40 years of in-market experience.
- Two business bankers in market.

Capital Markets leader with over 28 years of experience ranging from the exchange floor in Chicago to the management of one of the largest global asset management platforms at a top tier institution.

Personal Financial Services

- Retail Market Executive with almost 20 years of experience including responsibility for 200 branches in the Carolinas and Virginia at top tier and regional banks.
- Head of Wealth Management with 25 years of experience building trust and wealth management businesses.
- Mortgage production manager with over 20 years of experience building successful mortgage production teams in the Carolinas at top tier and regional banks.

Value Adding Suite of Products

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Commercial Financial Services

- C&I Cash Flow Lending
- Capital Markets
- C&I Owner-Occupied
- Treasury Services
- Commercial Real Estate
- Asset-Based Lending
- Builder Finance

Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit

Personal Financial Services

- Depository Services
- Consumer Lending
- Wealth Management
- Mortgage Banking
- Trust Services
- Small Business Lending
- Private Banking
- Retail Brokerage

Consumers
Small Business
Affluent

Strong distribution channels: retail branch network, online banking and mobile banking

Commercial Banking Capabilities

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Utilizing a proven operating model to differentiate Park Sterling from competitors

Geographically diversified to maximize growth opportunities and generate a more balanced loan portfolio

- Charlotte, Raleigh and Wilmington, NC
- Greenville and Charleston, SC
- Richmond, VA
- Community markets in NC, SC and GA

- Broad product capabilities to meet customer needs and deepen relationships
  - Cash flow and asset-based C&I lending
  - Construction, mini-perm and term investor and owner-occupied CRE lending
  - Builder finance specialty
  - Treasury services
    - remote capture
    - Navigator (online and mobile banking)
  - Capital markets (interest rate hedging and foreign exchange)

Personal Financial Services Capabilities

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Attractive branch network in key markets-
Richmond, VA, Upstate SC and Charlotte, NC

Integrated operating model attracting retail and small business customers from both large and small competitors

- 360° by Park Sterling- online account aggregation and budging tool
- Sterling at Work- customer acquisition strategy
- Mobile banking- including Debit On/Off and Picture Pay™ capabilities
- Wealth Management
  - Brokerage services (mutual funds, annuities)
  - Estate planning, settlement and advisory services
  - Trust services
  - Private bankers for full service wealth relationships
- Mortgage banking services

Peer Group Comparisons – Capital and Liquidity

Tier 1 Leverage Ratio (%)


12.00
10.00
8.00
6.00
4.00
2.00
-
11.00
9.76
10.06
10.06
9.92
10.68 10.27 9.05
10.63 9.67 8.88
11.07 9.72 8.68
10.73 9.90 8.97
10.59 10.06 9.15
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th %
50th %
25th %
PSTB

Tier 1 Common Capital (CET1) Ratio (%)


16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
12.97
10.96
11.14
11.07
11.04
14.07 11.75 10.01
13.39 11.46 9.89
13.27 11.34 9.95
12.88 11.11 9.97
12.56 11.57 10.64
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


12.00
10.00
8.00
6.00
4.00
2.00
-
9.93
8.87
9.00
9.00
8.84
10.16 9.12 7.92
9.80 8.67 8.11
9.83 8.62 8.14
10.04 8.88 8.07
10.15 8.93 8.23
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th %
50th %
25th %
PSTB*

On-Hand Liquidity#/Liabilities (%)


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
16.35
13.98
13.27
13.48
13.21
13.80 10.37 3.14
15.28 8.31 4.08
16.17 8.84 4.15
13.49 10.29 6.23
13.25 9.71 5.35
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th %
50th %
25th %
PSTB

Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Peer Group Comparisons – Asset Quality

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NPLs to Total Loans (%)


2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.47
0.42
0.33
0.48
0.54
1.88 1.10 0.47
1.85 0.97 0.43
1.74 0.94 0.36
1.72 0.78 0.39
1.61 0.80 0.36
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.54
0.44
0.35
0.44
0.47
1.80 1.14 0.65
1.78 1.03 0.60
1.67 0.92 0.55
1.60 0.89 0.50
1.50 0.85 0.48
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)*


2.50
2.00
1.50
1.00
0.50
2.10
1.88
1.79
1.71
1.64
0.51
0.43
0.46
0.48
0.50
1.11 0.85 0.75
1.05 0.82 0.73
1.02 0.81 0.67
0.93 0.78 0.67
0.91 0.79 0.66
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th %
50th %
25th %
PSTB Adjusted*
PSTB

Annualized NCOs to Average Loans (%)


0.25
0.20
0.15
0.10
0.05
-
(0.05)
(0.10)
0.02
(0.04)
(0.03)
(0.02)
0.01
0.20 0.13 0.07
0.15 0.08 0.03
0.11 0.06 0.00
0.08 0.06 0.02
0.17 0.09 0.05
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th %
50th %
25th %
PSTB

*Source: SNL and company data * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Peer Group Comparisons – Earnings Profile

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Adjusted Return on Average Assets (%)* (annualized)



0.77
0.79
0.83
0.91
0.90
0.60
0.35
0.71
0.79
0.66
1.17 0.97 0.82
1.14 0.96 0.48
1.20 1.02 0.79
1.29 1.10 0.98
1.13 1.02 0.89
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th % 50th % 25th % PSTB (adj)* PSTB

Adjusted Return on Avg Tang. Common Equity (%)* (annualized)



7.74
9.06
9.37
10.30
10.19
6.09
4.03
8.08
8.91
7.44
14.71 10.74 8.63
13.75 10.59 5.27
14.50 11.45 8.32
15.22 13.34 9.70
14.12 12.77 9.49
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th % 50th % 25th % PSTB (adj)* PSTB

Net Interest Margin (%) (annualized)



3.52
3.78
3.69
3.54
3.58
4.09 3.69 3.38
4.04 3.65 3.35
4.10 3.57 3.33
4.00 3.61 3.38
4.00 3.67 3.34
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th % 50th % 25th % PSTB

Adjusted Oper Expense to Adjusted Oper Revenue* (%) (annualized)



74.95
83.49
69.84
67.52
77.20
67.84
65.44
64.17
61.30
66.59
74.58 66.00 57.70
74.63 65.89 57.90
68.65 63.66 56.65
70.57 61.68 56.27
69.52 64.89 60.70
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
75th % 50th % 25th % PSTB (adj)* PSTB

Source: SNL and company data
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Strategic Priorities 2017 - 2018

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Our focus for 2016 was very clear…and remains the same for 2017:

- *Achieve operating leverage as business model matures—control expenses and realize revenue benefit from past investments in people, products and markets*
- *Continue to improve profitability and returns—improve efficiency ratio, ROATE and ROAA*
- *Selectively pursue opportunities to expand / enhance our business strategies while providing attractive value to shareholders*

We are pleased with the progress we made in 2016:

- *New and existing customers are embracing our capabilities and rewarding us with strong growth in loans, deposits and noninterest revenue*
- *Efficiency and returns improved*
- *Invested in new talent, including new Charlotte commercial banking team, experienced portfolio managers, and knowledgeable product specialists*

As a result, our three principal constituencies have been rewarded:

- *Shareholders who held their stock from the beginning to the end of 2016 enjoyed a 50% total return*
- *Customers realized the benefits of banking with an institution that is "big enough to help them achieve their financial aspirations, while remaining small enough and passionate enough to care that they do"*
- *Employees realized the benefits of being with a successful company that offers them the promise of growing big enough to allow them to meet their career aspirations, while remaining small enough and passionate enough to care that they do*

PSTB 2016 and Five-Year Total Return Performance

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PSTB 2016 Share Performance
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
12/31/2015
1/31/2016
2/29/2016
3/31/2016
4/30/2016
5/31/2016
6/30/2016
7/31/2016
8/31/2016
9/30/2016
10/31/2016
11/30/2016
12/31/2016
November 8, 2016 YTD Total Return: PSTB: 19.39% Peers: 7.83% S&P 500: 6.65%
December 31, 2016 FY Total Return: PSTB: 50.14% Peers: 38.83% S&P 500: 11.96%
PSTB
S&P 500
PSTB Peers



PSTB Five Year Share Performance
200.00%
180.00%
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
36.2% Average Annual Return
PSTB, 180.99%
KBW Regional Bank, 124.71%
KBW Bank, 119.21%
S&P 500, 78.02%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
PSTB
S&P 500
KBW Bank
KBW Regional Bank

Source: SNL Financial; Assumes dividends are reinvested

Financial Review
Fourth Quarter and FY 2016

Earnings Profile – Fourth Quarter

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Three Month Results

	2015Q4	2016Q3	2016Q4	Linked Quarter Change	% Change
Adjusted Net Income*					
Total interest income	$ 22,239	$ 29,444	$ 30,212	$ 768	3%
Total interest expense	2,264	3,621	3,641	20	1%
Net interest income	19,975	25,823	26,571	748	3%
Provision for loan losses	409	642	550	(92)	-14%
Net interest income after provision	19,566	25,181	26,021	840	3%
Adjusted noninterest income*	4,523	5,447	5,839	392	7%
Adjusted noninterest expense*	16,966	19,625	22,041	2,416	12%
Adjusted pretax income*	7,123	11,003	9,819	(1,184)	-11%
Income tax expense*	2,332	3,691	2,514	(1,177)	-32%
Adjusted net income*	$ 4,791	$ 7,312	$ 7,305	$ (7)	0%
Adjusted net income per share*	$ 0.11	$ 0.14	$ 0.14	$ (0.00)	-1%
Weighted average dilutive shares	*44,322,428*	*52,743,928*	*53,147,221*	*403,293*	1%
Reported Net Income					
Adjusted pretax income*	$ 7,123	$ 11,003	$ 9,819	$ (1,184)	-11%
Less: (Gain) loss on sale of securities	-	-	(6)	(6)	100%
Less: Merger-related expenses	1,396	1,487	2,984	1,497	101%
Reported pretax income	5,727	9,516	6,841	(2,675)	-28%
Income tax expense	1,952	3,192	1,510	(1,682)	-53%
Net income	$ 3,775	$ 6,324	$ 5,331	$ (993)	-16%
Net income per share	$ 0.09	$ 0.12	$ 0.10	$ (0.02)	-16%
Memo Items					
Adj. operating expense to adj. operating revenue*	67.84%	61.30%	66.59%		
Adjusted return on average assets*	0.77%	0.91%	0.90%		
Adjusted return on average tangible common equity*	7.74%	10.31%	10.19%		

(Unaudited; $ in thousands, except per share amounts.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

- Reported net income was $5.3 million versus $6.3 million in 3Q'16
- Adjusted net income* was $7.3 million and adjusted net income per share* was $0.14
- Adjusted net income includes two notable items:
  - A $1.5 million prepayment penalty included in noninterest expenses from the termination of a interest rate hedge associated with the payout of certain borrowed funding
  - An $800 thousand income tax benefit (pre tax equivalent of $1.2 million) relating to the early adoption ASU 2016-09
    - The benefit of excess tax deductions for the vesting or exercise of stock compensation now reflected in tax expense
- Performance reflects:
  - Attractive loan and deposit growth
  - An increase in the interest margin yield versus 3Q'16
  - Continued strong credit quality
  - Good noninterest income growth driven by robust Capital Markets activity
  - Disciplined core expense management
- Merger-related expense increased due to final actions on operations center and branch consolidation

Earnings Profile – Annual

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Twelve Month Results

	2015	2016	Linked Quarter Change	% Change
Adjusted Net Income*				
Total interest income	$ 89,312	$119,516	$ 30,204	34%
Total interest expense	7,931	14,475	6,544	83%
Net interest income	81,381	105,041	23,660	29%
Provision for loan losses	723	2,630	1,907	264%
Net interest income after provision	80,658	102,411	21,753	27%
Adjusted noninterest income*	18,189	21,481	3,292	18%
Adjusted noninterest expense*	72,438	83,304	10,866	15%
Adjusted pretax income*	26,409	40,588	14,179	54%
Income tax expense*	8,615	13,360	4,745	55%
Adjusted net income*	$ 17,794	$ 27,228	$ 9,434	53%
Adjusted net income per share*	$ 0.40	$ 0.52	$ 0.11	28%
Weighted average dilutive shares	*44,304,888*	*52,846,949*	*8,542,061*	19%
Reported Net Income				
Adjusted pretax income*	$ 26,409	$ 40,588	$ 14,179	54%
Less: (Gain) loss on sale of securities	(54)	87	141	100%
Less: Merger-related expenses	1,715	10,932	9,217	537%
Reported pretax income	24,748	29,569	4,821	19%
Income tax expense	8,142	9,621	1,479	18%
Net income	$ 16,606	$ 19,948	$ 3,342	20%
Net income per share	$ 0.37	$ 0.38	$ 0.01	3%
Memo Items				
Adj. operating expense to adj. operating revenue*	71.36%	64.39%		
Adjusted return on average assets*	0.73%	0.86%		
Adjusted return on average tangible common equity*	7.35%	9.74%		

- 2016 results include the acquisition of First Capital Bancorp which closed on January 1, 2016
- Net income increased $3.3 million or 20% in 2016 versus 2015, reflecting the addition of First Capital and strong operating results.
  - Adjusting for merger expenses and securities gains and losses, net income increased $9.4 million, or 53%*
- Earnings per share were up $0.01, or 3%.
  - Adjusted earnings per share* rose $0.12 to $0.52, an increase of 29% in 2016 versus 2015
- Profitability measures showed good improvement. Adjusting for merger expenses and securities gains and losses*:
  - Adjusted return on average assets rose from 0.73% to 0.86%,
  - Adjusted return on average tangible equity improved from 7.35% to 9.74%, and
  - Adjusted operating expenses to operating revenue declined from 71.35% to 64.39%

(Unaudited; $ in thousands, except per share amounts.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Net Interest Income

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Three Month Results

	2015Q4	2016Q3	2016Q4	Linked Quarter Change	% Change
Interest Income (Expense) (non-tax equivalent basis)					
Total interest income	$ 22,239	$ 29,444	$ 30,212	$ 768	3%
Total interest expense	(2,264)	(3,621)	(3,641)	(20)	1%
Net interest income	$ 19,975	$ 25,823	$ 26,571	$ 748	3%
Yield on average earning assets	3.92%	4.04%	4.08%		
Rate on average interest-bearing liabilities	-0.51%	-0.63%	-0.63%		
Net interest spread	3.41%	3.41%	3.44%		
Net interest margin	3.52%	3.54%	3.58%		
Average Balance					
Loans, including LHFS	$ 1,705,899	$ 2,348,297	$ 2,406,142	$ 57,845	2%
Marketable securities	501,907	497,828	482,121	(15,707)	-3%
Other earning assets	44,599	54,059	61,053	6,994	13%
Total earning assets	2,252,405	2,900,184	2,949,316	49,132	2%
Interest-bearing deposits	1,587,039	1,982,489	1,977,702	(4,787)	0%
Borrowed funds	188,195	298,850	307,775	8,925	3%
Total interest-bearing liabilities	$ 1,775,234	$ 2,281,339	$ 2,285,477	$ 4,138	0%
Noninterest bearing deposits	$ 379,413	$ 502,158	$ 537,325	$ 35,167	7%
Period End Balance					
Loans, including LHFS	$ 1,746,758	$ 2,384,153	$ 2,420,182	$ 36,029	2%
Marketable securities	491,392	504,425	494,253	(10,172)	-2%
Other earning assets	28,052	55,174	66,953	11,779	21%
Total earning assets	2,266,202	2,943,752	2,981,388	37,636	1%
Interest-bearing deposits	1,601,826	1,978,686	1,992,457	13,771	1%
Borrowed funds	239,262	343,064	348,237	5,173	2%
Total interest-bearing liabilities	$ 1,841,088	$ 2,321,750	$ 2,340,694	$ 18,944	1%
Noninterest bearing deposits	$ 350,836	$ 505,591	$ 521,295	$ 15,704	3%

Unaudited; $ in thousands, except per share amounts.

- Net interest margin yield expanded by 4 basis points to 3.58% from 3.54% in 3Q'16
- The primary components of the increase in net margin yield were:
  - The prepayment of a bond in the investment portfolio - positive impact of just over 2 basis points
  - Increase during 4Q'16 in the collection of interest on non accruing assets and – positive impact of a about 2 basis points
  - Impact of slight core net margin yield compression – negative impact of just under 1 basis point
- Average loans, excluding loans held for sale, were up $61.2 million, or 10% annualized, during the quarter reflecting steady growth
- Total average deposits were up $30 million or about 5% annualized
  - Average noninterest bearing deposits grew $35 million, or 28% annualized

Noninterest Income

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Three Month Results

	2015Q4	2016Q3	2016Q4	Linked Quarter Change	% Change
Adjusted Noninterest Income*					
Service charges on deposit accts	$ 1,439	$ 1,671	$ 1,761	$ 90	5%
Mortgage banking income	699	1,015	765	(250)	-25%
Income from wealth mgmt activities	887	739	682	(57)	-8%
Income from capital markets activities	437	680	1,070	390	57%
ATM and card income, net	647	730	713	(17)	-2%
Income from bank-owned life insurance (BOLI)	371	532	663	131	25%
Amortization of indemnification asset	(165)	(139)	-	139	-100%
Other noninterest income	208	219	185	(34)	-16%
Total adjusted noninterest income*	$ 4,523	$ 5,447	$ 5,839	$ 392	7%
Gain (Loss) on sale of securities	-	-	6	6	
Total noninterest income	$ 4,523	$ 5,447	$ 5,845	$ 398	7%

- Noninterest income increased 7% from strong third quarter results
- Service charges increased 5%, reflecting continued strength in deposit account growth in both consumer and commercial banking lines of businesses
- Mortgage banking income was down 25%, reflecting a decline in period-end pipelines from record levels in the third quarter
- Capital markets fees reflected a record quarter in activity and deal closings
  - 4Q'16 results also include a $272 thousand positive impact from an adjustment to the credit valuation allowance driven by a rise in interest rates, reversing negative adjustments recorded earlier in 2016
- The negative effect from amortization of indemnification asset ended in 3Q'16 following the termination of the FDIC loss share agreement

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Expenses

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Three Month Results

	2015Q4	2016Q3	2016Q4	Linked Quarter Change	% Change
Adjusted Noninterest Expenses*					
Salaries and employee benefits	$ 9,188	$ 11,189	$ 11,512	$ 323	3%
Occupancy and equipment	2,679	3,078	2,972	(106)	-3%
Data processing and service fees	1,669	1,912	1,950	38	2%
Legal and professional fees	497	650	802	152	23%
Deposit charges and FDIC insurance	413	405	391	(14)	-3%
Loss on disposal of fixed assets, net	50	3	52	49	1633%
Communication fees	480	532	502	(30)	-6%
Postage and supplies	99	115	125	10	9%
Loan and collection expense	194	429	57	(372)	-87%
Core deposit intangible amortization	347	458	458	-	0%
Advertising and promotion	269	43	197	154	358%
Net cost of operation of OREO	(23)	(92)	11	103	-112%
Other noninterest expense	1,104	903	3,012	2,109	234%
Total adjusted noninterest expenses*	$ 16,966	$ 19,625	$ 22,041	$ 2,416	12%
Merger-related expense	1,396	1,487	2,984	1,497	101%
Total noninterest expenses	$ 18,362	$ 21,112	$ 25,025	$ 3,913	19%
Memo Items					
FTE headcount (#)	485	529	540		

- Noninterest expenses increased $3.9 million , or 19%, from the third quarter
- Merger-related expense increased $1.5 million and were largely driven by costs and asset impairments related to the consolidation of our operations center and a Richmond branch
- Adjusted noninterest expenses* increased $2.4 million from the third quarter. Significant changes between 3Q'16 and 4Q'16 include:
  - A $1.5 million prepayment penalty during 4Q'16 reflected in other noninterest expense from the termination of an interest rate hedge;
  - An increase in 4Q'16 in salary and benefit expenses which include a $275 thousand addition to incentives reflecting overall performance that was above plan in 2016
  - The reversal of $397 thousand in accruals for franchise expenses in 3Q'16 which lowered expenses in the third quarter
  - Reduced expenses in 3Q'16 of $116 due to the termination of FDIC loss share agreements
- Loan and collection expense was down $372 thousand in 4Q'16 due to additional borrower reimbursements for loan closing costs

(Unaudited; $ in thousands)
* *Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Asset Quality

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Asset Quality Trends

	2015Q4	2016Q3	2016Q4	Linked Quarter Change	% Change
Asset Quality Measures					
Nonaccrual loans	$ 4,326	$ 8,623	$ 8,819	$ 196	2%
Troubled debt restructurings	2,774	2,549	2,892	343	13%
Loans 90+-days past due, and still accruing	1,151	293	1,230	937	-
Nonperforming loans	8,251	11,465	12,941	1,476	13%
OREO	5,451	2,730	2,438	(292)	-11%
Nonperforming assets	$ 13,702	$ 14,195	$ 15,379	$ 1,184	8%
Nonperforming loans to total loans (%)	0.47%	0.48%	0.54%		
Nonperforming assets to total assets (%)	0.54%	0.44%	0.47%		
Net charge-offs (recoveries)	$ 87	$ (97)	$ 37		
Annualized net charge-offs to average loans (%)	0.02%	-0.02%	0.01%		
Allowance for Loan Losses	$ 9,064	$ 11,612	$ 12,125		
ALLL to total loans (%)	0.52%	0.49%	0.50%		
ALLL to non-acquired loans (%)	0.66%	0.69%	0.68%		
Aggregate FMV adjustment	$ 28,173	$ 29,325	$ 27,773		
Adjusted allowance*	$ 37,237	$ 40,937	$ 39,898		
Adjusted allowance to total loans* (%)	2.10%	1.71%	1.64%		

- Credit quality remains very strong
- Net charge offs were a modest $37 thousand in the fourth quarter following a net recovery of $97 thousand in the third quarter
- Nonperforming loans up modestly during the quarter
- Nonperforming loan and nonperforming assets ratios remain at very modest levels

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). Adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans.*

Appendix

Experienced Management Leadership

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Executive Officers

James C. Cherry
Chief Executive Officer



41 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank. Completed BA at Hampden-Sydney College and graduated from the University of Virginia's Executive program. Serves as director of Armada Hoffler Properties, Inc. (NYSE:AHH), a Virginia Beach, Virginia REIT

Bryan F. Kennedy, III
President



35 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006. Completed BS in Commerce at the University of Virginia, and MBA at the University of North Carolina.

Donald K. Truslow
Chief Financial Officer



30 years of banking experience including Chief Risk Officer of M&T Bank Corporation, President of the Financial Stability Industry Council, as well as Chief Risk Officer, Comptroller and Treasurer for Wachovia Corporation. Completed BS in Commerce at the University of Virginia.

Nancy J. Foster
Chief Risk Officer



32 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank. Completed BS in Finance and Economics from Illinois State University, and MBA at the University of Chicago. Current Vice Chair of the Risk Management Association (RMA).

Experienced Directors

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Non-Management Directors

Leslie M. (Bud) Baker, Jr.
Chairman



Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank. Completed BS at the University of Richmond, and MBA at the University of Virginia.

Walter C. Ayers
Director



Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others. Completed BS at the College of William and Mary.

Larry W. Carroll
Director



President and Chief Executive Officer of Carroll Financial Associates, Inc., a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006. Completed BS at Austin Peay State University, and MBA at the University of Tennessee.

Jean E. Davis
Director



Retired Senior Executive Vice President for Operations, Technology and e-Commerce at Wachovia Corporation. Also formerly head of Human Resources and head of Retail Banking. Completed BS at the University of North Carolina, and MBA at Duke University.

Patricia C. Hartung
Director



Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation. Completed BA and MBA at Clemson University.

Thomas B. Henson
Director



President of Henson-Tomlin Interests, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background. Completed BS at Vanderbilt University, and JD at Washington and Lee University.

Jeffrey S. Kane
Director



Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation. Completed BS at the University of Virginia, and graduated from the ABA Stonier Graduate School of Banking at the University of Pennsylvania.

Kim S. Price
Vice Chairman



Former President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank. Completed BS at Appalachian State University, and graduated from the Graduate School of Banking at Louisiana State University.

Ben R. Rudisill, II
Director



President of Rudisill Enterprises, Inc., since 1976. Former Chairman of Citizens South Banking Corporation and Citizens South Bank. Completed BS and MBA at Duke University.

Grant S. Grayson
Director



Partner and Shareholder in the law firm of LeClairRyan, focusing on matters of corporate law, real estate finance, M&A, bankruptcy, and creditors' rights. Previously a partner in the law firm of Cantor Arkema, P.C. Former Chairman of the Board of First Capital Bancorp, Inc. Completed BA at Northwestern University and JD at the University of Richmond.

Robert G. Whitten
Director

Co-owner and president of Whitten Brothers Holding Company, which owns and operates two automobile dealerships in the metro Richmond area. Former Director of First Capital Bancorp, Inc.

Acquired Loans

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For the Period Ended

	2015Q4	2016Q3	2016Q4	Linked Quarter Change
Acquired Loans and Fair Market Value (FMV) Adjustments				
Non-acquired loans	$1,366,949	$1,678,539	$1,787,885	109,346
Purchased performing loans	282,081	604,000	542,269	(61,731)
Less: remaining FMV adjustments	(2,132)	(4,160)	(3,424)	736
Purchased performing loans, net	279,949	599,840	538,845	(60,995)
Purchased credit impaired (PCI) loans	120,957	115,736	109,805	(5,931)
Less: remaining FMV adjustments	(26,040)	(25,165)	(24,349)	816
PCI loans, net	94,917	90,571	85,456	(5,115)
Total loans	$1,741,815	$2,368,950	$2,412,186	$ 43,236
Purchased performing and PCI as % of total loans	23%	30%	27%	
Purchased Performing FMV Adjustments				
Beginning FMV adjustment on purchased performing loans	$ (2,194)	$ (4,964)	$ (4,160)	$ 804
Accretion to interest income:				
First Capital	-	623	503	(120)
All other mergers	62	181	233	52
Ending FMV adjustment on purchased performing loans	$ (2,132)	$ (4,160)	$ (3,424)	$ 736
PCI FMV Adjustments				
Contractual principal and interest	$ 140,269	$ 133,223	$ 125,512	$ (7,711)
Nonaccretable difference	(12,843)	(11,529)	(10,448)	1,081
Expected cash flows as of the end of period	127,426	121,694	115,064	(6,630)
Accretable yield	(32,509)	(31,123)	(29,608)	1,515
Ending basis in PCI loans- estimated fair value	$ 94,917	$ 90,571	$ 85,456	$ (5,115)
Beginning accretable yield	$ (35,049)	$ (30,377)	$ (31,123)	$ (746)
Loan system servicing income	1,437	1,532	1,389	(143)
Accretion to interest income	1,438	1,241	1,285	44
Reclass to (from) non-accretable yield	(553)	(2,691)	(929)	1,762
Other adjustments	218	(828)	(230)	598
Period end accretable yield**	$ (32,509)	$ (31,123)	$ (29,608)	$ 1,515

*(Unaudited; $ in thousands). **difference between the remaining FMV discount on PCI loans and the period end accretable yield is a function of projected estimated expected interest income being included in the period end accretable yield.*

Peer Group

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- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	$ 6,493,495	$ 1,456.2	0.96	290.1	21.1
2	Atlantic Capital Bancshares, Inc.	ACBI	NASDAQ	GA	Atlanta	2,761,244	487.9	NA	172.8	NM
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	6,801,561	1,684.4	0.62	264.6	23.1
4	Capital Bank Financial Corp.	CBF	NASDAQ	NC	Charlotte	7,797,147	1,677.7	1.24	190.0	28.1
5	Capital City Bank Group, Inc.	CCBG	NASDAQ	FL	Tallahassee	2,738,840	332.6	1.01	173.4	30.4
6	CenterState Banks, Inc.	CSFL	NASDAQ	FL	Winter Haven	5,014,512	1,242.7	0.65	273.3	31.8
7	City Holding Company	CHCO	NASDAQ	WV	Cross Lanes	3,865,520	957.0	2.70	269.2	18.9
8	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	4,393,930	587.9	2.13	176.0	18.7
9	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,538,100	573.5	1.16	199.2	21.8
10	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,450,274	490.3	2.22	215.2	20.5
11	Franklin Financial Network, Inc.	FSB	NYSE	TN	Franklin	2,703,194	514.8	NA	214.2	17.9
12	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,754,109	460.7	NA	128.0	33.6
13	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**3,229,612**	**564.5**	**1.51**	**198.9**	**28.6**
14	Renasant Corporation	RNST	NASDAQ	MS	Tupelo	8,542,471	1,718.8	1.86	232.8	17.9
15	ServisFirst Bancshares, Inc.	SFBS	NASDAQ	AL	Birmingham	6,002,621	1,925.0	0.44	390.9	24.6
16	Simmons First National Corporation	SFNC	NASDAQ	AR	Pine Bluff	8,226,992	1,829.7	1.64	245.5	19.1
17	South State Corporation	SSB	NASDAQ	SC	Columbia	8,797,165	2,459.4	1.52	274.0	19.9
18	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	3,619,443	942.1	2.19	182.5	19.1
19	TowneBank	TOWN	NASDAQ	VA	Portsmouth	7,830,142	1,955.9	1.66	256.4	28.5
20	Union Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	8,272,077	1,463.6	2.38	215.1	19.9
21	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	10,299,725	1,970.7	1.15	213.7	21.9
22	WesBanco, Inc.	WSBC	NASDAQ	WV	Wheeling	9,815,249	1,807.9	2.33	239.4	18.6
23	Xenith Bankshares, Inc.	XBKS	NASDAQ	VA	Richmond	3,322,622	623.5	-	143.7	3.5
	MEDIAN					$ 5,014,512		1.52	215.1	20.8

Source: SNL Financial; financial data as of September 30, 2016; market data as of January 18, 2017.

Reconciliation of Non-GAAP Financial Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)

	as of or for the three month period ended			as of or for the year ended	
	December 31, 2016 (Unaudited)	September 30, 2016 (Unaudited)	December 31, 2015 (Unaudited)	December 31, 2016 (Unaudited)	December 31, 2015 (Unaudited)
Adjusted net income					
Pretax income (as reported)	$ 6,841	$ 9,516	$ 5,727	$ 29,569	$ 24,748
Plus: merger-related expenses	2,984	1,487	1,396	10,932	1,715
(gain) loss on sale of securities	(6)	-	-	87	(54)
Adjusted pretax income	9,819	11,003	7,123	40,588	26,409
Tax expense	2,514	3,691	2,332	13,360	8,615
Adjusted net income	$ 7,305	$ 7,312	$ 4,791	$ 27,228	$ 17,794
Divided by: weighted average diluted shares	53,147,221	52,743,928	44,322,428	52,846,949	44,304,888
Adjusted net income per share	0.14	0.14	$ 0.11	0.52	$ 0.40
Estimated tax rate for adjustment	*33.75%*	*33.54%*	*32.75%*	*32.92%*	*32.62%*
Adjusted noninterest income					
Noninterest income (as reported)	$ 5,845	$ 5,447	$ 4,523	$ 21,394	$ 18,243
Less: (gain) loss on sale of securities	(6)	-	-	87	(54)
Adjusted noninterest income	$ 5,839	$ 5,447	$ 4,523	$ 21,481	$ 18,189
Adjusted noninterest expenses					
Noninterest expenses (as reported)	$ 25,025	$ 21,112	$ 18,362	$ 94,236	$ 74,153
Less: merger-related expenses	(2,984)	(1,487)	(1,396)	(10,932)	(1,715)
Adjusted noninterest expenses	$ 22,041	$ 19,625	$ 16,966	$ 83,304	$ 72,438
Adjusted operating expense					
Noninterest expenses (as reported)	$ 25,025	$ 21,112	$ 18,362	$ 94,236	$ 74,153
Less: merger-related expenses	(2,984)	(1,487)	(1,396)	(10,932)	(1,715)
Less: amortization of intangibles	(458)	(458)	(347)	(1,832)	(1,389)
Adjusted operating expense	$ 21,583	$ 19,167	$ 16,619	$ 81,472	$ 71,049
Adjusted operating revenues					
Net Interest Income (as reported)	$ 26,571	$ 25,823	$ 19,975	$ 105,041	$ 81,381
Plus: noninterest income (as reported)	5,845	5,447	4,523	21,394	18,243
Less: (gain) loss on sale of securities	(6)	-	-	87	(54)
Adjusted operating revenues	$ 32,410	$ 31,270	$ 24,498	$ 126,522	$ 99,570
Adjusted operating expense to adjusted operating revenues					
Adjusted operating expense	$ 21,583	$ 19,167	$ 16,619	$ 81,472	$ 71,049
Divided by: adjusted operating revenues	32,410	31,270	24,498	126,522	99,570
Adjusted operating expense to adjusted operating revenues	66.59%	61.30%	67.84%	64.39%	71.36%
Noninterest expenses to net interest income plus noninterest income	77.20%	67.52%	74.95%	74.53%	74.43%
Adjusted return on average assets					
Adjusted net income	$ 7,305	$ 7,312	$ 4,791	$ 27,228	$ 17,794
Divided by: average assets	3,229,299	3,186,799	2,480,983	3,171,141	2,436,415
Multiplied by: annualization factor	3.98	3.98	3.97	1.00	1.00
Adjusted return on average assets	0.90%	0.91%	0.77%	0.86%	0.73%
Return on average assets	0.66%	0.79%	0.60%	0.63%	0.68%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, average tangible common equity, tangible book value, adjusted net income, adjusted noninterest income, adjusted operating revenues, adjusted noninterest expense, adjusted operating expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets, and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity, tangible book value, and average tangible common equity (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); and (iii) adjusted net income and adjusted noninterest income (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted noninterest expense (which excludes merger-related expenses), adjusted operating expense (which excludes merger-related expenses and amortization of intangibles) and adjusted operating revenues (which includes net interest income and noninterest income and excludes gain or loss on sale of securities, as applicable) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Financial Measures

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)

	as of or for the three month period ended			as of or for the year ended	
	December 31, 2016 (Unaudited)	September 30, 2016 (Unaudited)	December 31, 2015 (Unaudited)	December 31, 2016 (Unaudited)	December 31, 2015 (Unaudited)
Adjusted return on average equity					
Adjusted net income	$ 7,305	$ 7,312	$ 4,791	$ 27,228	$ 17,794
Divided by: average common equity	359,985	357,577	284,671	354,678	281,509
Multiplied by: annualization factor	3.98	3.98	3.97	1.00	1.00
Adjusted return on average equity	8.07%	8.14%	6.68%	7.68%	6.32%
Return on average equity	5.89%	7.04%	5.26%	0.00%	0.00%
Tangible common equity to tangible assets					
Total assets	$ 3,255,396	$ 3,226,938	$ 2,514,264	$ 3,255,396	$ 2,514,264
Less: intangible assets	(74,755)	(74,926)	(38,768)	(74,755)	(38,768)
Tangible assets	$ 3,180,641	$ 3,152,012	$ 2,475,496	$ 3,180,641	$ 2,475,496
Total common equity	$ 355,845	$ 358,696	$ 284,704	$ 355,845	$ 284,704
Less: intangible assets	(74,755)	(74,926)	(38,768)	(74,755)	(38,768)
Tangible common equity	$ 281,090	$ 283,770	$ 245,936	$ 281,090	$ 245,936
Tangible common equity	$ 281,090	$ 283,770	$ 245,936	$ 281,090	$ 245,936
Divided by: tangible assets	3,180,641	3,152,012	2,475,496	3,180,641	2,475,496
Tangible common equity to tangible assets	8.84%	9.00%	9.93%	8.84%	9.93%
Common equity to assets	10.93%	11.12%	11.32%	10.93%	11.32%
Tangible book value per share					
Issued and outstanding shares	53,116,519	53,305,834	44,854,509	53,116,519	44,854,509
Less: nondilutive restricted stock awards	(405,732)	(837,561)	(959,305)	(405,732)	(959,305)
Period end dilutive shares	52,710,787	52,468,273	43,895,204	52,710,787	43,895,204
Tangible common equity	$ 281,090	$ 283,770	$ 245,936	$ 281,090	$ 245,936
Divided by: period end dilutive shares	52,710,787	52,468,273	43,895,204	52,710,787	43,895,204
Tangible common book value per share	$ 5.33	$ 5.41	$ 5.60	$ 5.33	$ 5.60
Common book value per share	$ 6.75	$ 6.84	$ 6.49	$ 6.75	$ 6.49
Adjusted return on average tangible common equity					
Average common equity	$ 359,985	$ 357,577	$ 284,671	$ 354,678	$ 281,509
Less: average intangible assets	(74,812)	(75,196)	(38,934)	(75,215)	(39,467)
Average tangible common equity	$ 285,173	$ 282,381	$ 245,737	$ 279,463	$ 242,042
Net income	$ 5,331	$ 6,324	$ 3,775	$ 19,948	$ 16,606
Divided by: average tangible common equity	285,173	282,381	245,737	279,463	242,042
Multiplied by: annualization factor	3.98	3.98	3.97	1.00	1.00
Return on average tangible common equity	7.44%	8.91%	6.09%	7.14%	6.86%
Adjusted net income	$ 7,305	$ 7,312	$ 4,791	$ 27,228	$ 17,794
Divided by: average tangible common equity	285,173	282,381	245,737	279,463	242,042
Multiplied by: annualization factor	3.98	3.98	3.97	1.00	1.00
Adjusted return on average tangible common equity	10.19%	10.31%	7.74%	9.74%	7.35%
Adjusted allowance for loan losses					
Allowance for loan losses	$ 12,125	$ 11,612	$ 9,064	$ 12,125	$ 9,064
Plus: acquisition accounting FMV adjustments to acquired loans	27,773	29,325	28,173	27,773	28,173
Adjusted allowance for loan losses	$ 39,898	$ 40,937	$ 37,237	$ 39,898	$ 37,237
Divided by: total loans (excluding LHFS before FMV adjustments)	$ 2,439,959	$ 2,398,275	$ 1,769,988	$ 2,439,959	$ 1,769,988
Adjusted allowance for loan losses to total loans	1.64%	1.71%	2.10%	1.64%	2.10%
Allowance for loan losses to total loans	0.50%	0.49%	0.52%	0.50%	0.52%